Exhibit 99.1

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMuMortgage Pass-Through Certificates
Series 2005-AR15
Mortgage Loans
Preliminary Collateral Information As of 11/01/05

TOTAL CURRENT BALANCE	$2,570,518,279
TOTAL ORIGINAL BALANCE	$2,574,798,659

NUMBER OF LOANS	4,117

			Minimum		Maximum
AVG CURRENT BALANCE	$624,367		$156,549		$2,993,236
AVG ORIGNAL BALANCE	$625,407		$359,920		$3,000,000

WAVG GROSS COUPON	5.56%		4.56%		7.12%
WAVG GROSS MARGIN	2.39%		1.40%		3.96%
WAVG MAX INT RATE	10.02%		8.85%		11.41%

WAVG CURRENT LTV	71.39%		13.59%		95.00%

WAVG FICO SCORE	717		549		814

WAVG MONTHS TO ROLL	1	months	1	months	1	months

WAVG NEG AM LIMIT	124%		110%		125%
WAVG PAYMENT CAP	7.50%		7.50%		7.50%
WAVG RECAST	60	months	60	months	60	months

WAVG ORIGINAL TERM	376	months	360	months	480	months
WAVG REMAINING TERM	374	months	347	months	479	months
WAVG SEASONING	2	months	1	months	13	months

NZ WAVG PREPAY TERM	16	months	12	months	36	months

TOP STATE CONC	CA(71.19%),FL(6.10%),NY(3.70%)
MAXIMUM CA ZIPCODE	0.67%

FIRST PAY DATE			November 1,2004		November 1,2005

RATE CHANGE DATE			December 1,2005		December 1,2005

MATURE DATE			October 1,2034		October 1,2045

WaMuCapital Corp.,
A Washington Mutual, Inc. Company

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Monthly MTA	4,117	$2,570,518,279	100.00%
Total	4,117	$2,570,518,279	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
100,001—200,000	1	$156,549	0.01%
300,001—400,000	658	250,690,344	9.75
400,001—500,000	1,233	557,825,762	21.70
500,001—600,000	840	462,778,586	18.00
600,001—700,000	454	294,483,055	11.46
700,001—800,000	231	173,818,320	6.76
800,001—900,000	167	143,217,040	5.57
900,001—1,000,000	174	169,576,775	6.60
1,000,001—1,100,000	54	57,061,616	2.22
1,100,001—1,200,000	52	60,000,836	2.33
1,200,001—1,300,000	42	52,747,741	2.05
1,300,001—1,400,000	63	85,234,531	3.32
1,400,001—1,500,000	70	103,332,588	4.02
1,500,001—1,600,000	4	6,139,210	0.24
1,600,001—1,700,000	7	11,530,562	0.45
1,700,001—1,800,000	11	19,373,979	0.75
1,800,001—1,900,000	12	22,350,047	0.87
1,900,001—2,000,000	9	17,796,695	0.69
2,000,001—2,100,000	9	18,623,450	0.72
2,100,001—2,200,000	5	10,760,103	0.42
2,200,001—2,300,000	2	4,558,000	0.18
2,300,001—2,400,000	6	14,212,094	0.55
2,400,001—2,500,000	7	17,374,196	0.68
2,500,001 >=	6	16,876,199	0.66
Total	4,117	$2,570,518,279	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
4.501—4.750	1	$720,000	0.03%
4.751—5.000	114	78,002,204	3.03
5.001—5.250	403	273,293,448	10.63
5.251—5.500	1,202	753,994,362	29.33
5.501—5.750	1,286	799,977,866	31.12
5.751—6.000	752	449,345,522	17.48
6.001 >=	359	215,184,876	8.37
Total	4,117	$2,570,518,279	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1.251—1.500	1	$720,000	0.03%
1.501—1.750	49	32,159,865	1.25
1.751—2.000	347	241,541,769	9.40
2.001—2.250	852	540,727,750	21.04
2.251—2.500	1,562	952,917,306	37.07
2.501—2.750	822	507,459,356	19.74
2.751—3.000	448	272,413,683	10.60
3.001—3.250	16	9,152,300	0.36
3.251—3.500	8	6,024,500	0.23
3.501—3.750	9	5,812,500	0.23
3.751—4.000	3	1,589,250	0.06
Total	4,117	$2,570,518,279	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 9.000	1	$760,000	0.03%
9.751—10.000	2,546	1,559,141,069	60.65
10.001—10.250	1,205	773,349,001	30.09
10.251—10.500	273	180,496,383	7.02
10.501—10.750	69	41,170,428	1.60
10.751—11.000	13	9,152,897	0.36
11.001 >=	10	6,448,500	0.25
Total	4,117	$2,570,518,279	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	3,565	$2,233,868,152	86.90%
480	552	336,650,126	13.10
Total	4,117	$2,570,518,279	100.00%

NEG AM LIMIT (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
110	145	$101,530,477	3.95%
125	3,972	2,468,987,802	96.05
Total	4,117	$2,570,518,279	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
341—350	24	$14,498,628	0.56%
351—360	3,541	2,219,369,525	86.34
471—480	552	336,650,126	13.10
Total	4,117	$2,570,518,279	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1—6	4,001	$2,502,942,430	97.37%
7—12	109	63,336,559	2.46
13 >=	7	4,239,290	0.16
Total	4,117	$2,570,518,279	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	6	$2,504,836	0.10%
21—25	8	5,906,829	0.23
26—30	10	7,206,273	0.28
31—35	19	14,234,950	0.55
36—40	28	19,713,164	0.77
41—45	55	40,223,884	1.56
46—50	91	67,662,974	2.63
51—55	125	80,878,482	3.15
56—60	181	128,433,976	5.00
61—65	273	197,074,149	7.67
66—70	519	357,424,856	13.90
71—75	906	560,553,179	21.81
76—80	1,819	1,047,914,299	40.77
81—85	53	30,660,582	1.19
86—90	4	1,825,701	0.07
91—95	20	8,300,146	0.32
Total	4,117	$2,570,518,279	100.00%

ORIGINAL LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	4	$1,802,000	0.07%
21—25	6	4,158,843	0.16
26—30	12	8,954,259	0.35
31—35	19	14,234,950	0.55
36—40	28	19,713,164	0.77
41—45	54	39,729,654	1.55
46—50	92	67,804,820	2.64
51—55	122	78,903,761	3.07
56—60	185	131,444,567	5.11
61—65	272	196,588,841	7.65
66—70	524	360,863,575	14.04
71—75	937	577,645,248	22.47
76—80	1,836	1,057,433,251	41.14
81—85	2	1,115,500	0.04
86—90	4	1,825,701	0.07
91—95	20	8,300,146	0.32
Total	4,117	$2,570,518,279	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
540—559	3	$1,705,398	0.07%
560—579	9	5,451,012	0.21
580—599	98	54,845,999	2.13
600—619	244	127,014,665	4.94
620—639	102	60,140,862	2.34
640—659	231	134,964,080	5.25
660—679	346	204,072,389	7.94
680—699	554	351,145,088	13.66
700—719	457	272,763,516	10.61
720—739	448	272,455,923	10.60
740—759	554	374,695,168	14.58
760—779	670	453,713,379	17.65
780—799	361	235,240,869	9.15
800 >=	40	22,309,929	0.87
Total	4,117	$2,570,518,279	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full	769	$464,554,569	18.07%
Reduced	3,348	2,105,963,710	81.93
Total	4,117	$2,570,518,279	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Investor	90	$50,752,766	1.97%
Owner Occupied	3,714	2,310,433,739	89.88
Second Home	313	209,331,773	8.14
Total	4,117	$2,570,518,279	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	65	$44,556,556	1.73%
Condo	458	255,646,866	9.95
Co-op	7	6,102,500	0.24
Single Family	3,554	2,246,933,197	87.41
Townhouse	33	17,279,160	0.67
Total	4,117	$2,570,518,279	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	1,832	$1,156,687,129	45.00%
Refi—Cash Out	1,795	1,101,253,888	42.84
Refi—No Cash Out	490	312,577,261	12.16
Total	4,117	$2,570,518,279	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	653	$450,682,848	17.53%
12	2,798	1,723,284,147	67.04
30	32	20,319,416	0.79
36	634	376,231,868	14.64
Total	4,117	$2,570,518,279	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	44	$27,493,117	1.07%
CA	2,968	1,829,927,926	71.19
CO	32	25,541,259	0.99
CT	41	29,490,228	1.15
DC	11	7,131,007	0.28
DE	5	3,101,012	0.12
FL	254	156,743,002	6.10
GA	9	4,774,961	0.19
ID	5	3,440,000	0.13
IL	53	27,167,334	1.06
IN	3	1,477,458	0.06
MA	72	50,190,930	1.95
MD	46	32,246,935	1.25
MI	11	5,784,268	0.23
MN	9	4,503,257	0.18
MO	6	3,898,142	0.15
NC	3	2,310,600	0.09
NH	5	2,319,683	0.09
NJ	94	66,155,609	2.57
NV	42	21,751,412	0.85
NY	135	95,056,414	3.70
OH	7	4,661,844	0.18
OR	11	5,317,996	0.21
PA	17	11,121,715	0.43
RI	6	2,795,931	0.11
SC	7	5,468,782	0.21
TX	8	5,716,756	0.22
UT	11	9,737,619	0.38
VA	81	49,560,790	1.93
WA	116	72,916,036	2.84
WI	5	2,716,257	0.11
Total	4,117	$2,570,518,279	100.00%